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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): June 4, 2002



                            Husker Ag Processing, LLC
                            -------------------------
             (Exact name of Registrant as specified in its charter)



            Nebraska                     000-49773              47-0836953
            --------                     ---------              ----------
  (State or other jurisdiction          (Commission          (I.R.S. Employer
       of incorporation)                File Number)        Identification No.)

       510 Locust Street
          P.O. Box 10
      Plainview, Nebraska                                          68769
      -------------------                                          -----
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (402) 582-4446

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Item 1.  Changes in Control of Registrant

Not Applicable.

Item 2.  Acquisition or Disposition of Assets

Not Applicable.

Item 3.  Bankruptcy or Receivership

Not Applicable.

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Item 4.  Changes in Registrant's Certifying Accountant

Not Applicable

Item 5.  Other Events

         On June 4, 2002, Husker Ag Processing, LLC (the "Company") held its first Annual Member Meeting. At the meeting, the members elected five Class I Directors to serve until the 2005 Annual Meeting of Members and until their successors are elected. The following incumbent directors were elected by the members: Jack G. Frahm, James Hall, O. Kelly Hodson and O. Wayne Mitchell. Scott
J. Carpenter, an incumbent member of the board of directors, was not re-elected and William D. Sapp was elected in Mr. Carpenter's place.

         The members also approved an amendment to the Company's Amended Articles of Organization to authorize the Company's Board of Directors to change the name of the Company upon the affirmative vote of a majority of the Board of Directors as the Board of Directors deems necessary or desirable.

Item 6.  Resignation of Registrant's Directors

Not Applicable.

Item 7.  Financial Statements and Exhibits

Not Applicable.

Item 8.  Change in Fiscal Year

Not Applicable.

Item 9.  Regulation FD Disclosure

Not Applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        HUSKER AG PROCESSING, LLC


Dated:   June 12, 2002                  By:  /s/ Gary Kuester
                                             -----------------------------------
                                             Gary Kuester, Chairman of the Board
                                               and President